UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 26, 2013

Stillwater Mining Company
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OF INCORPORATION)

001-13053	81-0485604
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

1321 Discovery Drive	59102
Billings, Montana	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(406) 373-8700
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2012, Stillwater Mining Company (the “Company”) filed a Current Report on Form 8-K reporting that Gary Sugar was appointed to serve on the Company’s Board of Directors (the "Board"). On November 28, 2012, the Company filed a Current Report on Form 8-K reporting that George Bee was appointed to serve on the Board.  The Company hereby makes this Amendment No. 1 to the aforementioned Current Reports on Form 8-K to report that at the Board's February 26, 2013 public meeting, the Board approved the following Board committee assignments:

Audit
Sheryl Pressler, Chair
Steve Lucas
Michael Parrett
Gary Sugar

Compensation Committee
Steve Lucas, Chair
Craig Fuller
Pat James

Governance and Nominating Committee
Craig Fuller, Chair
Pat James
Michael Schiavone

Health, Safety and Environmental Committee
Michael Schiavone, Chair
Sheryl Pressler
George Bee

Ore Reserve Committee
Michael Parrett, Chair
Gary Sugar
George Bee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY.

By: /s/ Brent R. Wadman
Name: Brent R. Wadman
Title: Corporate Secretary

Date:  February 27, 2013